UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________
FORM 8-K
 ____________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 17, 2023
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Robert Half International Inc.
(Exact name of registrant as specified in its charter)
____________________

Delaware	01-10427	94-1648752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2884 Sand Hill Road, Suite 200,	Menlo Park,	CA	94025
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (650) 234-6000
NO CHANGE
(Former name or former address, if changed since last report.)
 ____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.001 per Share	RHI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).     Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 17, 2023, the Company held its annual meeting of stockholders. The four matters voted on by stockholders at the annual meeting were (1) the election of the eight directors named below, (2) to approve, on an advisory basis, executive compensation, (3) an advisory vote on the frequency of future advisory votes on executive compensation, and (4) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2023.

The vote for directors was as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Julia L. Coronado	88,330,887	3,459,809	76,741	4,500,724
Dirk A. Kempthorne	87,767,754	4,015,031	84,652	4,500,724
Harold M. Messmer, Jr.	87,965,669	3,579,069	322,699	4,500,724
Marc H. Morial	87,779,797	4,002,795	84,845	4,500,724
Robert J. Pace	83,876,973	7,912,598	77,866	4,500,724
Frederick A. Richman	75,055,621	16,727,088	84,728	4,500,724
M. Keith Waddell	89,889,783	1,905,147	72,507	4,500,724
Marnie H. Wilking	91,379,366	410,669	77,402	4,500,724

The proposal to approve, on an advisory basis, executive compensation was approved by the following vote:

For	87,435,951
Against	4,191,897
Abstain	239,589
Broker Non-Votes	4,500,724

The results of the advisory vote on the frequency of future advisory votes on executive compensation were as follows:

1 Year	88,516,818
2 Years	649,283
3 Years	2,622,510
Abstain	78,826
Broker Non-Votes	4,500,724

The proposal regarding the ratification of the appointment of PricewaterhouseCoopers LLP as auditors for 2023 was approved by the following vote:

For	90,985,936
Against	5,314,102
Abstain	68,123
Broker Non-Votes	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Robert Half International Inc.

Date: May 18, 2023	By:	/s/ EVELYN CRANE-OLIVER
	Name:	Evelyn Crane-Oliver
	Title:	Senior Vice President, Secretary and General Counsel